EXHIBIT 99.2

                   UNITED STATES DISTRICT COURT
                             FOR THE
                      DISTRICT OF COLUMBIA



SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, N.W.
Washington, D.C. 20549,

                         Plaintiff,

               v.                      CIVIL ACTION NO.

SCIENTIFIC SOFTWARE-INTERCOMP, INC.,
633 17th Street, Suite 1600
Denver, Colorado  80202

                         Defendant.



              CONSENT AND UNDERTAKING OF SCIENTIFIC
                     SOFTWARE-INTERCOMP, INC.

     1. Defendant SCIENTIFIC SOFTWARE-INTERCOMP, INC. ("SSI") enters a general appearance, admits the jurisdiction of this Court over it and over the subject matter of this action, waives service upon it of a Summons and of the Complaint of Plaintiff SECURITIES AND EXCHANGE COMMISSION (the "COMMISSION") in this action, and the filing of an Answer.

     2. Defendant SSI, without admitting or denying the allegations of the Complaint, except as to jurisdiction, which it admits, and without trial, argument or adjudication of any issue of fact or law, without findings of fact or conclusions of law which it waives, consents to the entry of the FINAL JUDGMENT OF PERMANENT INJUNCTION AS TO SCIENTIFIC SOFTWARE-INTERCOMP, INC.
(the "FINAL JUDGMENT") in the form annexed hereto and incorporated by reference herein, which (i) permanently restrains and enjoins SSI from violating Section 17(a) of the Securities
Act of 1933 ("Securities Act") [15 U.S.C. Section 77q(a)] and Sections 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities
Exchange Act of 1934 ("Exchange Act") [15 U.S.C. Sections 78j(b), 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)], and Exchange Act Rules
10b-5, 12b-20, 13a-1, 13a-11 and 13a-13 [17 C.F.R. Sections 240.10b-5,
240.12b-20, 240.13a-1, 240.13a-11 and 240.13a-13] thereunder, and
(ii) orders SSI to restate its financial statements for the years ending December 31, 1993, 1994 and 1995.

     3. Defendant SSI waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

     4. Defendant SSI waives any right it may have to appeal from the entry of the FINAL JUDGMENT.

     5. Defendant SSI enters into this CONSENT AND UNDERTAKING OF SCIENTIFIC SOFTWARE-INTERCOMP, INC. (the "CONSENT") voluntarily and of its own accord and represents that no threats, offers, promises or inducements of any kind have been made by the COMMISSION or any member, officer, employee, agent or representative of the COMMISSION to induce it to enter into this CONSENT.

     6. Defendant SSI agrees that this CONSENT shall be incorporated into the FINAL JUDGMENT with the same force and effect as if fully set forth therein.

     7. Defendant SSI agrees that it will not oppose the enforcement of the final judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and it hereby waives any objection it may have based thereon.

     8. Defendant SSI agrees that the FINAL JUDGMENT may be presented by the COMMISSION to the Court for signature and entry without further notice.

     9. Defendant SSI waives service of the FINAL JUDGMENT entered herein upon it and agrees that entry of the FINAL
JUDGMENT by the Court and filing with the Clerk in the United
States District Court for the District of Columbia will constitute notice to it of the terms and conditions of such FINAL
JUDGMENT.

     10. Defendant SSI agrees and undertakes that, at the COMMISSION's request, on reasonable notice and without service of a subpoena, it will instruct its employees, agents and representatives to cooperate with the COMMISSION and its staff and to truthfully disclose all information with respect to their activities and the activities of others about which the COMMISSION or its staff may inquire with respect to the matters alleged in the Complaint; designate representatives to testify in all investigations, administrative and judicial proceedings involving the Commission as a party at which the COMMISSION or its staff makes requests for its testimony; will endeavor to make its employees, agents and representatives available on a travel cost reimbursable basis as may be required by the COMMISSION or its staff; produce any documents within its possession, custody or control, domestic or foreign, which are requested by the COMMISSION or its staff; be accompanied at any time it so desires by counsel of its choice; and give truthful and accurate information and testimony and not assert any evidentiary or other privilege, other than the attorney-client and work product privileges.

     11. Consistent with the provisions of 17 C.F.R. Section 202.5(f), defendant SSI waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy herein.

     12. Defendant SSI has read, understands, and agrees to comply with the policy of the COMMISSION, set forth in 17 C.F.R.
Section 202.5(e), not to permit a defendant to consent to a judgment or order that imposes a sanction while denying the allegations in the Complaint. Defendant SSI agrees not to take any action or make any public statement denying, directly or indirectly, the allegations of the Complaint. Defendant SSI further agrees not to take any action or make any public statement which creates, or tends to create, the impression that the Complaint underlying the FINAL JUDGMENT is without factual basis. Nothing in this paragraph affects Defendant's testimonial obligations or its right to take legal positions in other non-commission litigation or proceedings.

     13. Defendant SSI agrees that this Court shall retain jurisdiction over this matter for purposes of enforcing the terms of the FINAL JUDGMENT.
                              SCIENTIFIC SOFTWARE-INTERCOMP, INC.


                              By: /S/ GEORGE STEEL
                                   George Steel
                                   Chairman

Dated:  September 5, 1997

                   UNITED STATES DISTRICT COURT
                             FOR THE
                      DISTRICT OF COLUMBIA



SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, N.W.
Washington, D.C. 20549,

                         Plaintiff,

               v.                            CIVIL ACTION NO.

SCIENTIFIC SOFTWARE-INTERCOMP, INC.,
633 17th Street, Suite 1600
Denver, Colorado  80202

                         Defendant.


             FINAL JUDGMENT OF PERMANENT INJUNCTION
            AS TO SCIENTIFIC SOFTWARE-INTERCOMP, INC.

     Plaintiff SECURITIES AND EXCHANGE COMMISSION (the
"COMMISSION"), having duly commenced this action by filing its Complaint, and defendant SCIENTIFIC SOFTWARE-INTERCOMP, INC.
("SSI"), having in its CONSENT AND UNDERTAKING OF SCIENTIFIC SOFTWARE-INTERCOMP, INC. (the "CONSENT") entered a general appearance herein, having admitted the jurisdiction of this Court over it and over the subject matter of this action, having waived the filing of an Answer to the Complaint and the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, and without admitting or denying any of the allegations of the Complaint, except as to jurisdiction, which it admits, and without trial, argument or adjudication of any issue of fact or law, having consented to the entry of this FINAL JUDGMENT OF PERMANENT INJUNCTION AS TO
SCIENTIFIC SOFTWARE-INTERCOMP, INC. (the "FINAL JUDGMENT"), (i) permanently restraining and enjoining SSI from violating Section
17(a) of the Securities Act of 1933 ("Securities Act") [15 U.S.C.
Section 77q(a)] and Sections 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B)
of the Securities Exchange Act of 1934 ("Exchange Act") [15
U.S.C. Sections 78j(b), 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)], and
Exchange Act Rules 10b-5, 12b-20, 13a-1, 13a-11 and 13a-13 [17
C.F.R. Sections 240.10b-5, 240.12b-20, 240.13a-1, 240.13a-11 and
240.13a-13] thereunder, and (ii) ordering SSI to restate its financial statements for the years ending December 31, 1993, 1994 and 1995; and it further appearing that this Court has jurisdiction over SSI and the subject matter hereof, and the Court being fully advised in the premises:

                                    I.

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED that SSI, its officers, agents, servants, employees, attorneys and those persons in active concert or participation with them who receive actual notice of the FINAL JUDGMENT, by personal service or otherwise, and each of them, is permanently restrained and enjoined from violating Section 17(a) of the Securities Act [15 U.S.C. Section 77q(a)] by, directly or indirectly, using any means or instrumentality of interstate commerce, or of the mails to:

         (1)  employ any device, scheme or artifice to defraud;
         (2) obtain money or property by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
         (3) engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser,

in connection with the offer or sale of any securities.

                               II.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that SSI, its officers, agents, servants, employees, attorneys and those persons in active concert or participation with them who receive actual notice of the FINAL JUDGMENT, by personal service or otherwise, and each of them, is permanently restrained and enjoined from violating Section 10(b) of the Exchange Act [15
U.S.C. Section 77q(a)] by, directly or indirectly, using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange to:

         (1)  employ any device, scheme or artifice to defraud;
         (2) make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or
         (3) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person,

in connection with the purchase or sale of any security.

                              III.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that SSI, its officers, agents, servants, employees, attorneys and those persons in active concert or participation with them who receive actual notice of the FINAL JUDGMENT, by personal service or otherwise, and each of them, is permanently restrained and enjoined from filing with the Commission Annual Reports on Form
10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form
8-K that are materially false or misleading, in violation of
Section 13(a) of the Exchange Act [15 U.S.C. Sections 78m(a)], and Rules 12b-20, 13a-1, 13a-11 and 13a-13 [17 C.F.R. Sections 240.12b-20,
240.13a-1, 240.13a-11 and 240.13a-13], promulgated thereunder.

                                IV.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that SSI, its officers, agents, servants, employees, attorneys and those persons in active concert or participation with them who receive actual notice of the FINAL JUDGMENT, by personal service or otherwise, and each of them, shall be permanently restrained and enjoined from failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of SSI, in violation of Section 13(b)(2)(A) of the Exchange Act [15
U.S.C. Section 78m(b)(2)(A).

                                  V.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that SSI, its officers, agents, servants, employees, attorneys and those persons in active concert or participation with them who receive actual notice of the FINAL JUDGMENT, by personal service or otherwise, and each of them, shall be permanently restrained and enjoined from failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that --

         (1) transactions are executed in accordance with management's general or specific authorization;
         (2) transactions are recorded as necessary (I) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (II) to maintain accountability for assets;
         (3) access to assets is permitted only in accordance with management's general or specific authorization; and
         (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences,

in violation of section 13(b)(2)(B) of the Exchange Act [15
U.S.C. Section 78m(b)(2)(B).

                               VI.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that defendant SSI shall restate its financial statements for the years ending December 31, 1993, 1994 and 1995.

                               VII.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that defendant SSI shall comply with its undertakings to: instruct its employees, agents and representatives to cooperate with the COMMISSION and its staff and truthfully disclose all information with respect to their activities and the activities of others about which the COMMISSION or its staff may inquire with respect to the matters alleged in the Complaint; designate representatives to testify in all investigations, administrative and judicial proceedings at which the COMMISSION or its staff makes requests for its testimony; endeavor to make its employees, agents and representatives available as may be required by the COMMISSION or its staff; produce any documents within its possession, custody or control, domestic or foreign, which are requested by the COMMISSION or its staff; be accompanied at any time it so desires by counsel of its choice; and give truthful and accurate information and testimony and not assert any evidentiary or other privilege, other than the attorney-client and work product privileges. In the event that compliance with this paragraph requires intercontinental or international travel by SSI employees, such employees shall be reimbursed for air travel, hotel accommodations and per them as provided by relevant Government travel regulations applicable to witnesses appearing before agencies or in Court proceedings.

                              VIII.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that the annexed CONSENT be, and the same hereby is, incorporated herein by reference with the same force and effect as if fully set forth herein.

                               IX.

         There being no just cause for delay, the Clerk of the Court is hereby directed, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, to enter this FINAL JUDGMENT forthwith.


                                       ____________________________
                                       UNITED STATES DISTRICT JUDGE

Dated: _________________________